SUPPLEMENT DATED APRIL 3, 2018
 TO

PROSPECTUS DATED MAY 1, 1998
FOR LIBERTY ADVISOR

ISSUED BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
 VARIABLE ACCOUNT J

This supplement contains information about the Columbia Variable Portfolio - Select International Equity Fund (the "Fund") that is available under your Contract.

On May 1, 2018, the Fund will change its name to Columbia Variable Portfolio - Overseas Core Fund.

Please retain this supplement with your prospectus for future reference.